UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2006

SI International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

12012 Sunset Hills Road		20190
8th Floor		(Zip Code)
Reston, Virginia
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:     (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure

On September 1, 2006, SI International, Inc. (the “Company”) was awarded a new prime contract, the Pre-Grant Publication Classification Services Contract (the “Contract”), to provide the United States Patent and Trademark Office (the “USPTO”) with pre-grant classification services in support  of USPTO’s mission of examining, granting, and disseminating patents and trademarks.  The Contract is a firm-fixed price contract with a term of up to ten years, including all renewal options. The Company believes that, with all of the option and award term periods, this Contract has a potential value of approximately $138 million.

On September 27, 2006, the Company received a stop work order under the Contract and was advised that it was due to the USPTO’s receipt of an agency-level protest of the award of the Contract to the Company.  Under an agency-level protest, a USPTO official will make a determination concerning the protest.  If USPTO denies the protest, the protesting company may choose to protest the matter to the Government Accounting Office (“GAO”).  Additionally, the Company will submit appropriate responses regarding the protest to USPTO, and, if necessary, to the GAO.  This Form 8-K is furnished to, but not filed with, the Commission.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals, financial information or reporting, and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements may involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; risks relating to contract performance; changes in the competitive environment (including as a result of bid protests); and the important factors discussed in the Risk Factors section of the annual report on Form 10-K/A filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/s/ James E. Daniel, III
James E. Daniel, III
Vice President, General Counsel, and Secretary

Dated: October 6, 2006